SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of report (Date of earliest event reported): May 20, 1998




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                    0-22228                      11-3170868
     (State or other
     jurisdiction of             (Commission File               (IRS Employer
      incorporation)                 Number)                 Identification No.)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                      NONE
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4, 6, 8 & 9.                NOT APPLICABLE

ITEM 5.           OTHER EVENTS.

         On May 20, 1998, Astoria Financial Corporation, a Delaware corporation ("AFC"), and Long Island Bancorp, Inc., a Delaware corporation ("LIB"), entered into the First Amendment, dated as of the 20th day of May, 1998 (the "First Amendment"), to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between AFC and LIB (the "Merger Agreement").

         Pursuant to the First Amendment, AFC and LIB have (i) revised the number of current members of the LIB board of directors who will become directors of AFC and Astoria Federal Savings and Loan Association, a federally-chartered savings and loan association and the wholly-owned subsidiary of AFC, pursuant to the Merger Agreement, and (ii) made a technical correction to the formula to be used to determine whether LIB will have a right to terminate the Merger Agreement as a result of a decline in the market price of AFC's common stock to accurately reflect the parties' intentions at the time the Merger Agreement was entered into.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                              DESCRIPTION
    -----------                              -----------

        2.1 Agreement and Plan of Merger, dated as of April 2, 1998, by and between Astoria
                        Financial Corporation and Long Island
                        Bancorp, Inc.*

        2.2 First Amendment, dated as of the 20th day of May, 1998, to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.

        4.1             Stock Option Agreement, dated as of April 2,
                        1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

        4.2             Stock   Option   Agreement, dated as of April 2,
                        1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

        4.3 Amendment No. 1 to Rights Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and ChaseMellon Shareholder
                        Services, L.L.C.*

        99.1            Press Release issued on April 3, 1998.**

        99.2            Analyst Presentation.**

----------------------------
* Previously filed with Astoria Financial Corporation's Current Report on Form 8-K/A on April 10, 1998.

** Previously filed with Astoria Financial Corporation's Current Report on Form 8-K on April 3, 1998.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASTORIA FINANCIAL CORPORATION


                                       By:/s/ Alan P. Eggleston
                                           ------------------------------------
                                              Alan P. Eggleston
                                              Executive Vice President and
                                               General Counsel


Dated: May 29, 1998



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



                                  EXHIBIT INDEX



    EXHIBIT NO.                              DESCRIPTION
    -----------                              -----------

            2.1 Agreement and Plan of Merger, dated as of April 2, 1998, by and between Astoria
                            Financial Corporation and Long Island
                            Bancorp, Inc.*

            2.2 First Amendment, dated as of the 20th day of May, 1998, to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between Astoria Financial Corporation and Long Island Bancorp,
                            Inc.

            4.1 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

            4.2 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

            4.3             Amendment No. 1 to Rights Agreement,
                            dated as of April 2, 1998, by and between Astoria Financial Corporation and
                            ChaseMellon Shareholder Services, L.L.C.*

            99.1            Press Release issued on April 3, 1998.**

            99.2            Analyst Presentation.**





* Previously filed with Astoria Financial Corporation's Current Report on Form 8-K/A on April 10, 1998.

** Previously filed with Astoria Financial Corporation's Current Report on Form 8-K on April 3, 1998.





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